                                   Securities Act of 1933 File Number ----------
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM T-1

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                       PURSUANT TO SECTION 305(b)(2) [ ]

                               ------------------
                            THE CHASE MANHATTAN BANK
               (Exact name of trustee as specified in its charter)

                                   13-4994650
                     (I.R.S. Employer Identification Number)

                       270 PARK AVENUE, NEW YORK, NEW YORK
                    (Address of principal executive offices)

                                      10017
                                   (Zip Code)

                                 ---------------

                             BENEFICIAL CORPORATION
               (Exact name of obligor as specified in its charter)

           DELAWARE                                              51-0003820
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

                              ONE CHRISTINA CENTRE
                             301 NORTH WALNUT STREET
                           WILMINGTON, DELAWARE 19801
                                 (302) 425-2500
               (Address, including zip code, and telephone number,
          including area code of obligor's principal executive offices)

                        ---------------------------------
                                 DEBT SECURITIES
                            (Title of the securities)

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                                     GENERAL

Item 1. General Information.

        Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

            New York State Banking Department, State House, Albany, New York 12110.

            Board of Governors of the Federal Reserve System, Washington, D.C., 20551

            Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

            Federal Deposit Insurance Corporation, Washington, D.C., 20429.

        (b) Whether it is authorized to exercise corporate trust powers.

            Yes.

Item 2. Affiliations with the Obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

Item 16. List of Exhibits

         List below all exhibits filed as a part of this Statement of Eligibility.

         1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

         2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank.)

         3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

         4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

         5.  Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank.)

         7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority. (On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank.)

         8.  Not applicable.

         9.  Not applicable.

                                      NOTE

         Inasmuch as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base a responsive answer to Item 2 the answer to said Item is based on incomplete information.

         Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.



                                    SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 30th day of June, 1997.

                                                    THE CHASE MANHATTAN BANK

                                                    By:    /s/ Denis Kelly
                                                       -------------------------
                                                       Denis Kelly
                                                       Trust Officer

                              Exhibit 7 to Form T-1

                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                            The Chase Manhattan Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                   at the close of business March 31, 1997, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  DOLLAR AMOUNTS
                  ASSETS                                             IN MILLIONS
Cash and balances due from depository institutions:
    Noninterest-bearing balances and
    currency and coin ................................................. $ 11,721
    Interest-bearing balances .........................................    3,473
Securities:
Held to maturity securities ...........................................    2,965
Available for sale securities .........................................   35,903
Federal Funds sold and securities purchased under
    agreements to resell ..............................................   24,025
Loans and lease financing receivables:
    Loans and leases, net of unearned income   $123,957
    Less: Allowance for loan and lease losses     2,853
    Less: Allocated transfer risk reserve ...        13
    Loans and leases, net of unearned income,  --------
    allowance, and reserve ............................................  121,091
Trading Assets ........................................................   54,340
Premises and fixed assets (including capitalized
  leases)..............................................................    2,875
Other real estate owned ...............................................      302
Investments in unconsolidated subsidiaries and
    associated companies...............................................      139
Customers' liability to this bank on acceptances
    outstanding........................................................    2,270
Intangible assets......................................................    1,535
Other assets...........................................................   10,283
                                                                        --------
TOTAL ASSETS .......................................................... $270,922
                                                                        ========

                                   LIABILITIES
Deposits
    In domestic offices .................................                $84,776
    Noninterest-bearing ..........................$32,492
    Interest-bearing ............................. 52,284

    In foreign offices, Edge and Agreement subsidiaries,
    and IBF's............................................                 69,171
    Noninterest-bearing ..........................$ 4,181
    Interest-bearing ............................. 64,990

Federal funds purchased and securities sold under agree-
ments to repurchase......................................                 32,885
Demand notes issued to the U.S. Treasury ................                  1,000
Trading liabilities......................................                 42,538

Other Borrowed money (includes mortgage indebtedness and
    obligations under capitalized leases):
    With a remaining maturity of one year or less .......                  4,431
With a remaining maturity of more than one year .........                    466
Bank's liability on acceptances executed and outstanding                   2,270
Subordinated notes and debentures .......................                  5,911
Other liabilities                                                         11,575

TOTAL LIABILITIES........................................                255,023
                                                                        --------
                                 EQUITY CAPITAL

Perpetual Preferred stock and related surplus                                  0
Common stock.............................................                  1,211
Surplus  (exclude all surplus related to preferred stock)                 10,283
Undivided profits and capital reserves ..................                  4,941
Net unrealized holding gains (Losses)
on available-for-sale securities ........................                   (552)
Cumulative foreign currency translation adjustments .....                     16

TOTAL EQUITY CAPITAL ....................................                 15,899
                                                                        --------
TOTAL LIABILITIES, LIMITED-LIFE PREFERRED
    STOCK AND EQUITY CAPITAL ............................               $270,922
                                                                        ========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                          JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

                                          WALTER V. SHIPLEY       )
                                          THOMAS G. LABRECQUE     )DIRECTORS
                                          WILLIAM B. HARRISON, JR.)